A BETTER STATE OF BANKING Veritex Holdings, Inc. First Quarter 2024 Results Earnings Release April 24, 2024 NASDAQ: VBTX © 2024 Veritex Bank Member FDIC

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. 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This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 (line chart represents ADC as a % of RBC) Total ACL (% ACL to Total Loans) Strengthening the Balance Sheet 107.7% 105.4% 94.9% 93.6% 91.7%102.4% 100.4% 90.7% 89.1% 86.9% 1Q23 2Q23 3Q23 4Q23 1Q24 Loan to Deposit Ratio 32.0% 29.2% 21.0% 20.4% 19.4% 1Q23 2Q23 3Q23 4Q23 1Q24 Reliance on Wholesale Funding1 ($ in millions) $98,694 $102,150 $109,831 $109,816 1Q23 2Q23 3Q23 4Q23 1Q24 9.32% 9.76% 10.11% 10.29% 10.37% 1Q23 2Q23 3Q23 4Q23 1Q24 CET1 / Total RWA $9,035 $9,234 $10,197 $10,338 $10,654 1Q23 2Q23 3Q23 4Q23 1Q24 Deposit Growth $112,032 1.02% 1.15% (line chart represents LDR, excluding MW loans) 333.7% 327.2% 317.0% 320.2% 318.8% 129.2% 115.2% 115.9% 118.7% 108.3% 300.00% 305.00% 310.00% 315.00% 320.00% 325.00% 330.00% 335.00% 340.00% $0.80 $1.30 1Q23 2Q23 3Q23 4Q23 1Q24 CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. ($ in thousands)

2024 First Quarter Highlights

Key Highlights

- Pre-tax Pre-provision = $43.7 Million
  - **1.42%** PTPP Return on Average Assets
  - **1.84%** PTPP Return on Average Loans
- CET1 grew 8 bps to **10.37%**
- Deposits grew $1.6 Billion, or 18%, year over year
- Loans grew $46.4 Million, or 0.5%, year over year
- **Announced** authorization of a stock buyback program to purchase up to **$50 million** of outstanding common stock over the course of a year as deemed appropriate
- **Sold $120.1 million** of lower-yielding AFS debt securities with a 3.11% average yield and reinvested the proceeds in higher yielding AFS securities with a **6.24%** average yield
- Unfunded commitments decreased **$203.7 million** quarter over quarter

Balance Sheet[1]	Total
Total Loans	$9.8
Total Deposits	$10.6

	1Q24	1Q24[2]
Key Performance Metrics	Reported	Operating
Net Income[3]	$24.2	$29.1
Diluted EPS	$0.44	$0.53
ROAA	0.79%	0.95%
ROATCE	9.52%	11.34%
Efficiency Ratio	62.5%	58.7%

[1] Total loans and deposits $ in billions as of March 31, 2024
[2] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation
[3] Net income $ in millions

4

5 Credit Quality Summary • 2024 annualized net charge-offs were 0.22% • Acquired work out credits made up 95% of annualized net charge-offs for 1Q24 • NPA / Total Assets remained relatively flat at 0.82% 1Q23 2Q23 3Q23 4Q23 1Q24 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 0.19% 0.36% 0.29% 0.16% 0.04% 0.21% 0.00% 0.00% 0.09% 0.00% 0.21% 0.01% 2019 2020 2021 2022 2023 1Q24 Acquired NCOs Originated NCOs $22,581$60,459$27,158$25,188$15,287Totals: Past Due Trend1 % of Total Loans2 Net Charge-off Lookback($ in millions) ($ in millions) $44.5 $68.3 $79.9 $95.8 $103.8 0.35% 0.55% 0.65% 0.77% 0.82% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1Q23 2Q23 3Q23 4Q23 1Q24 NPAs NPAs/Total Assets NPAs / Total Assets 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. 3 Net charge-offs are annualized for 1Q24. 0.22%0.25%0.16%0.38%0.36%0.19%NCOs3

6 Credit Quality Summary • Criticized loans = $524.4 million • Criticized loans remained relatively flat quarter over quarter ($ in millions, excluding PCD loans) Quarterly Criticized Loans $204.8 $287.1 $304.5 $293.4 $350.3 $227.2 $225.0 $223.4 $213.2 $174.1 1Q23 2Q23 3Q23 4Q23 1Q24 Special Mention Substandard (continued) Commercial Real Estate Criticized Loans Breakdown as of March 31, 2024 37% 25% 21% 11% 6% CRE Office CRE Retail CRE Hotel CRE Industrial CRE Other Total CRE Criticized $326.7 million, down 4.4% from 2023 $432.0 $512.1 $527.9 $506.6 $524.4

7 Allowance For Credit Losses Summary • General reserve reflects current economic outlook on economy and recessionary risk • 25% Baseline / 40% Scenario 2 / 25% Scenario 3 / 10% Scenario 4 of Moody’s forecast weighting utilized in the 1Q24 ACL calculation • General reserves have increased 15%, or 11 bps, year over year • Q-Factors represent 34 bps of the general reserve 1.15% Coverage // ACL increase of 13 bps from 1Q23 Loan balances subject to the ACL methodology remained relatively flat from March 2023 ACL / Total Loans up 12.7% from March 31, 2023 ACL / Total Loans, excluding MW = 1.21% 1. 02% 0. 92% 0. 93% 1. 03% 0. 79% 0. 96% 0. 92% 0. 00% 1. 22% 0. 51% 1. 14% 1. 21% 1. 19% 0. 99% 0. 79% 1. 17% 1. 00% 0. 05% 1. 29% 0. 60%1. 15% 1. 30% 1. 17% 0. 99% 0. 80% 1. 20% 1. 29% 0. 05% 1. 26% 0. 59 % ACL / Total Loans Residential Construction Other Construction 1-4 Family Multifamily OOCRE NOOCRE Mortgage Warehouse C&I Other Loans 1Q23 4Q23 1Q24 ACL on Loans Held for Investment / Loan Balance by Loan Portfolio

8 Capital Summary • Announced stock buyback program in March 2024 for up to $50 million • CET1 increase primarily driven by earnings and a decrease in unfunded commitments • RWA down $624 million, or 5.2%, from 1Q23 • CET1, including the impact to AOCI, is 9.74% • TBV increased to $20.33 Capital Levels 1Q24 (includes AOCI) 1Q231Q24Capital Ratio 9.74%9.32%10.37%CET1 Capital 10.01%9.56%10.63%Tier 1 Capital 12.71%11.99%13.33%Total Capital Tangible Book Value Trend since IPO in 2014 $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $20.33 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 9.5%CAGR 11.5% CAGR adding back dividends1 1 Total dividends of $193.9 million included in the CAGR calculation. CET1 at 10.37%, up 105 bps year over year Risk Weighted Assets Trend $11,986 $11,742 $11,617 $11,387 $11,362 1Q23 2Q23 3Q23 4Q23 1Q24 ($ in Millions)

9 Quarter over Quarter Change in Deposits Deposits Summary • Total deposits increased $315.6 million during 1Q24, or 12.2% annualized • LDR decreased to 91.7%, from 107.7%, year over year • LDR, excluding MW loans, decreased to 86.9% from 102.4% year over year • Wholesale funding reliance at the Bank level is 19.5% • Uninsured and uncollateralized deposits was 31.9% on March 31, 2024 8 Quarter Term Funding Maturity Schedule $1,237,048 $960,758 $525,601 $654,490 $60,903 $21,776 $7,695 $5,822 5.11% 5.14% 5.14% 4.89% 4.90% 4.37% 3.78% 2.86% -1.80% -0.80% 0.20% 1.20% 2.20% 3.20% 4.20% 5.20% 6.20% 0.00%25978 851 56 1677 34 24103 12 .329890 468 4 52 2 0.63 0 75 78 805 58 8311 36 .96%7 141 0463692 1289 70 24 4 .4 2 30 49 58 551 6 .605 381 871 16 767494 84623 72 .92%49 502 0270 0 138 .25 6 37 4 408 5 18 831296 .567 742 6483 52 72909 30 80 . %6 18 96 3 0101 4 13 2 .205098 891 76 361 7 54 4443 32 .5269 10 6498 31220 6 76 4 .8%72 2 998 0 4 003 878 85 56 .1634 2440 12 321 2 790 44 6 .80 4 55 6 2 4 632 0 75868 .80%58 861 36 961 145 046 592 .128 70 27 4 440 2 36 0 .49248 5818 6 601 385 87 16 .76%394 8492 72 924 506 04 2 .2000 0 1628 252 6 378 4 .401 18 83 196 56746 648 52 .72%220 30 84 06008 96 6 7.0312 4 138 2 203998 889 76 .3624 5 54 4441 32 5267 10 69 88 7. %51 6 74 87 2 90 8.002623778 849 56 165 34 24701 12 .327690 45 67 4 58 2 8.6%2 3 0 758 8083 58 8909 36 .965 149 0461492 127 70 2301 4 .3 2 30 49 38 51 6 .60%43 389 869 16 765294 843221 72 .927 510 07 299 07 13 185 .25 63 34 40403 1 83 2909 .56%5 7 0 6481 5 725 7 31 83 09 .58987 94 651 0610 43 13 6 2 .206289 88 7 367 5 444 3 .52%11 69 7891818 67 73 4 45 .870 23 96 0 2 0092267 84 5 .163 24400 1 32591 45 69 . %78 47 51 4 252 630 03 7648 .8082 5 8420 3 961 3 046 39 .1271 231 4938 27 34 05 .4%90283 544 6 6 6042 3 3 86 1 .7619 8452 7 92514 07 29 .98 07 146 4085 250 63 36 4 .40%702 1 82799 563 7 4 6479 5 .728 5 31 84 31 095 887 98 655.090 43 12 206 79 87 7 .36%5013 5 4439 3 525 11 6916895.1 67 74 45 86 23 90 6.00522 57 87 5 1673 3 2499 1 .32%3 5491 451 6947 540 256.65 2 03 738 808 5 85 7 3 .9633 1 7 045929 125 71 2611 49 . %5 27 36 05 48 183 57 6 .604 3 7 87 1 769309 84819 7 .925 5 518 071 2907 1922985 .2%48 63 34 4 406000 1 8689 .565 7 8 647 5 721 31 83 09 .787 982 659 06208 43 14 2 .20%6069 86 7 3631 5 443 3 .5211 69 589964 67 742 45 .868 23 94 020 005204 0 86 58 .16%7 36 249 14 3266 39 45 7 .4 5702 2 0 628 0 74282 .8080 60 88 6 38 966 3 161 045 194 .12%7 291 52 362 0 .48808 570 4 62 6040 401 86 18 .7691996 84117 74 923 5 2 069 3 . %5 0 1722 88 24 6 37 42 .409 20 83 798 5651 762 647 54 .72403 3 87 29 1568 98 6 3.0%5 4 13 22 205 00 8578 .36611 56 447 7 34 5263 1 68949 3.7 5 6 74 4 82 99 024.00%81 380 87 58 1671 36 247 14 .3292329 449 75 4 5800 2 4.60 75 182 807 60 81 38 .96%31 165 047094 1283 7 28209 5 .5 2 36 0 4698 5312 62 .6038 405 84 18 7690896 8484 74 .92%4 5 6 06 30 152 78 .26 6 372 42 4098 20 886 4698 .5650 766 6454 7270 3 82 1 . %58 98 6 7 08 6 4 18 32 22 .2058 00 84478 36910 56 4434 .526 1 68 39 790 6 74 4 .8%6 2 992 028 00118280 84 58 .1670 36 2414 32922 19 44 7 .4 530 2 8 66 0 752082 .80%78 60 84 4 38 969 30 169 045994 .1281 7 2507 53 2 359 0 .488 561 62 609 3 409 86 18 .76%8 796 847 5 74 9241 530 07 31 .93 09 1819687 29 65 37 4 .402 892 59 564 7 0 645 5 .72%10001 33 87 1153489 979 671.01 45 13 2 200 88 37 .361020 5 445 3 5261 13 672911. %313 69 739 47 825 99 0 2.00104 18 84 5 166 3 245 1 .32521093 47 7173 49 599 272.6%106 05 75098 806 6 8702 3 .9628 1 3 04489 128 73 28 51 .10 3 29 35 07 4785 5910 6 .60%6 4 3 862 1 768869 8410 4 7 .921 4 534 0319 09 111 587 .265 370 4 406 2 8122249 .56%1 48 7 4 644 5 7230 33 811 .5 389 97 675 04 45 11 30 2 .201 6 0 88227 36508 5 444 3 .52%6 13 6191561 69 71 3 47 .81 25 990 0 6 007 608 842 5 .1668 3 244 1 32819993 41 5 71 . %1 71 49 597 276 6923 05 74 88 .806 8200 3 961 7 045 79 .121 79 73 21 5 5131 29 37 07 .4%83685 5220 6 604 7 86 1 .761 59 8431 7 9239 538 05 31 .91 09 124 7487 243 65 36 4 .40%1 2 852 39 567 8 647 5 .7299 33 826 5 1151289 97 679.01 703 45 12 2 200 88 17 .36%8 5 442 3 3 5259 13 650919.1 911 69 77 47 863 25 98 040.00 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits $131.2 ($ in Millions) ($10.6) $42.4 $32.3 $17.7 2.47% 2.60% 2.74% 2.85% 2.95% 3.16% 3.33% 3.35% 3.41% 3.44% 3.40% 3.41% 3.42% Total Cost of Deposits ($43.6) $210.1 ($21.5)

10 Loans Summary • Loans grew 1.9% annualized in 1Q24 • 44% of 1Q24 payoffs were from the CRE portfolio • 70% decrease in CRE ADC Constructed unfunded commitments year over year • CRE ADC Construction Unfunded Balances decreased 61%, year over year, to $696 Million Quarterly Loan Commitment Production and Commitment Payoffs ($ in Millions) 1Q24 Change in the Loan Portfolio ($5.7) ($53.1) ($1.4) $33.9 $2.3 $32.3 $145.8 Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other ($166.0) $71.7 $267.6 $334.3 $317.0 $327.3 $282.3 $321.6 $557.2 $380.6 $490.0 $224.8 Quarterly Loan Production / Outstanding Balance Quarterly Loan Payoffs / Outstanding Balance $47,572 $52,372 $103,922 $95,544 $120,450 $43,225 $70,832 7.14% 5.29% 5.29% 4.39% 5.84% 4.70% 3.97% - 50,000 100,000 150,000 200,000 250,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Outstanding Balance Average Note Rate CRE Fixed Rate Maturities $132,951 $225,980 $405,970 $278,826 $374,799 $302,526 $324,630 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 (40,000) 60,000 160,000 260,000 360,000 460,000 CRE Variable Rate Maturities ($ in Thousands)

# CRE By Type

## Breakdown of CRE by Term and ADC

*($ in thousands)*

| | Term | ADC | Total |
|---|---|---|---|
| Multifamily | 751,607 | 465,760 | 1,217,367 |
| Whs/Industrial | 566,332 | 550,920 | 1,117,252 |
| Retail | 665,929 | 34,668 | 700,597 |
| Office | 514,552 | 13,634 | 528,186 |
| Hotel | 403,658 | 39,999 | 443,657 |
| SFR | - | 373,813 | 373,813 |
| Commercial and Other | 203,226 | 104,171 | 307,397 |
| Consumer | - | 14,128 | 14,128 |
| **Total** | **3,105,304** | **1,597,093** | **4,702,397** |

## Out of State Term/ADC as % of Total CRE

*($ in thousands)*

| OOS | % Total |
|---|---|
| 137,544 | 3% |
| 318,802 | 7% |
| 179,544 | 4% |
| 32,465 | 1% |
| 85,625 | 2% |
| 8,424 | - |
| 22,797 | - |
| - | - |
| **785,201** | 17% |

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12 Out of State Exposure Breakdown of Out of State % of Total$9,706,013Total Loans 12.7%$1,239,001National Businesses1 224,903Mortgage Warehouse 229,804Mortgage Servicing Rights 536,568Lender Finance 55,051Specialty Finance 192,675USDA and SBA 2.7%$257,486Mortgage 11.3%$1,101,580Out of State 8.1%785,201Texas CRE Developers 3.2%316,379 C&I / Shared National Credits ($ in thousands)

13 Net Interest Income Summary • 1Q24 NIM – 3.24% • 1Q24 Total Loans Yield – 6.81% • Average Cost of Total Deposits – 3.42% • Average earnings assets increased to $11.5 million as of 1Q24 $100.8 $99.4 $95.5 $92.8 3.69% 3.51% 3.46% 3.31% 3.24% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income ("NII") NIM $106.1 NII / NIM Trend $95,5334Q23 Net Interest Income 901Impact of change in volume (1,258)Impact of deposit rate changes (1,011)Change in day count (486)Impact of loan rate changes (873)Change in earning asset mix and other $92,8061Q24 Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 1Q24 1Q24 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 9.12% Up 200 bps -3.77% Up 100 bps 4.67% Up 100 bps -1.33% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -5.89% Down 100 bps -1.51% Down 200 bps -10.32% Down 200 bps -3.98%

14 Interest Rates Summary • Average 1Q24 loan and deposit new production spread = 351 bps • Average debt securities yield at 4.25% • Average loan held for investment yield at 6.83% Variable and Hybrid Loans by Index 6.48% 6.80% 6.90% 6.85% 6.81% 2.24% 2.73% 3.15% 3.37% 3.42% 3.56% 3.60% 3.87% 4.10% 4.25% 1Q23 2Q23 3Q23 4Q23 1Q24 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Average Total Loan Yield Average Cost of Total Deposits Average Investment Yield 5 Quarter Trend (Loans, Investments and Deposits) Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans SOFR 5,772.2$ 78.7% Prime Rate 1,373.6$ 18.7% Other 192.8$ 2.6% Total Variable and Hybrid Loans 7,338.6$ 100.0%

15 Investments and Liquidity Summary • Represents 10.6% of total assets • 86.7% in AFS securities • Effective duration = 4.0 • 1Q24 portfolio yield = 4.25% 1Q24 Restructure • Sold $120.1 million in AFS securities with a 3.11% average yield • Reinvested a majority of the proceeds into higher yielding securities at a 6.26% average yield • Transaction will have a 1.8 years earn-back Debt Investments as % of Total Assets 89.4% 10.6% Other Assets Investment Portfolio Total Assets: $12.7 Billion 1Q24 Sources of Liquidity Current on-balance sheet: 740,769Cash and equivalents 139,050Unpledged AFS securities 879,819Total on-balance sheet 150,000Fed Funds borrowing capacity 2,212,563FHLB remaining borrowing capacity 2,968,439Federal Reserve discount window 142,977Brokered deposits available1 5,473,979Total available sources $6,353,798Total Liquidity 1 Brokered deposits available is driven by Company policy and not market availability.

16 Operating Noninterest Income Noninterest Income and Expense Summary • 1Q24 operating noninterest income = $13.0 Million • 1Q24 operating noninterest expense = $62.1 Million • Government guaranteed loan income decreased to $2.6 million from $4.4 million quarter over quarter $28.4 $45.6 $36.0 $- SBA USDA $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 4Q23 Production 1Q24 Prodcution SBA and USDA Quarter over Quarter Production ($ in millions) Operating Noninterest Expense 38% 19% 20% 3% 20% Service charges and fees on deposit accounts Loan fees Government guaranteed loan income, net Customer swap income Other income 54% 8% 10% 8% 2% 4% Salaries and employee benefits Occupancy and equipment Professional and regulatory fees Data processing and software expense Marketing Amortization of intangibles Telephone and communications Merger and acquisition (“M&A”) expense $62.1 Million $13.0 Million

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc. First Quarter 2024 Results

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING Veritex Holdings, Inc. First Quarter 2024 Results © 2024 Veritex Bank Member FDIC